UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     SEPTEMBER 30, 2005 (SEPTEMBER 28, 2005)


                          HOME INTERIORS & GIFTS, INC.
             (Exact name of registrant as specified in its charter)


             TEXAS                      333-62021                75-0981828
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        file number)           Identification No.)


                            1649 FRANKFORD ROAD WEST
                          CARROLLTON, TEXAS 75007-4605
                    (Address of principal executive offices)


       Registrant's Telephone Number, Including Area Code: (972) 695-1000


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

           [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           Home Interiors & Gifts, Inc. (the "Company") entered into an amendment and waiver dated as of September 28, 2005 (the "Third Amendment"), to its senior credit facility with the several banks and other financial institutions from time to time parties thereto, Bear Stearns Corporate Lending Inc., as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent (the "Senior Credit Facility"). The Third Amendment waives compliance by the Company with the consolidated leverage ratio and the consolidated interest coverage ratio from and including June 30, 2005 to but excluding November 28, 2005. The Third Amendment also, among other things, (i) limits the availability of revolving extensions of credit under the Senior Credit Facility to $35 million at any time outstanding, (ii) imposes an additional condition precedent to each extension of credit under the revolving portion of the Senior Credit Facility pertaining to the amount of available cash on hand and the use of the proceeds of such extension of credit, (iii) requires the Company to prepay the revolving loans under certain circumstances with proceeds of cash on hand, (iv) restricts the ability of the Company to incur certain types of debt and create certain types of liens in excess of a specified dollar amount, (v) restricts certain transactions among the Company and the subsidiaries of the Company which are guarantors, on the one hand, and the Company's non-guarantor subsidiaries, on the other hand, and (vi) suspends payment of fees in cash under the Company's financial advisory and monitoring and oversight agreements with Hicks, Muse & Co. Partners, L.P. during the waiver period discussed above and under periods of default under the Senior Credit Facility.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits

10.1 Third Amendment and Second Waiver, dated as of September 28, 2005, to and under the Credit Agreement, dated March 31, 2004 (as heretofore amended, supplemented or otherwise modified) among Home Interiors & Gifts, Inc., a Texas corporation, the several banks and other financial institutions from time to time parties thereto, Bear Stearns Corporate Lending Inc., as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders.


















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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HOME INTERIORS & GIFTS, INC.

Date: September 30, 2005             By: /s/ Keith S. Krzeminski
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                                         Name: Keith S. Krzeminski
                                         Title: Senior Vice President of Finance
                                                and Chief Financial Officer





























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